UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2019, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on: (1) the election of eleven directors; (2) an advisory non-binding vote regarding the compensation of the Company’s named executive officers; (3) the approval of the GameStop Corp. 2019 Incentive Plan; and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020. The voting results on these proposals were as follows:
1. The Company’s stockholders elected each of the eleven nominees for director to serve until the next annual meeting and until such director’s successor is elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel A. DeMatteo	58,511,615	3,832,643	182,728	25,966,050
Jerome L. Davis	58,549,612	3,788,932	188,442	25,966,050
Lizabeth Dunn	60,705,048	1,659,240	162,698	25,966,050
Raul J. Fernandez	60,877,491	1,466,190	183,305	25,966,050
Thomas N. Kelly Jr.	58,583,844	3,753,151	189,991	25,966,050
Steven R. Koonin	58,361,185	3,975,431	190,370	25,966,050
George E. Sherman	60,192,780	2,101,396	232,810	25,966,050
Gerald R. Szczepanski	57,457,648	4,882,700	186,638	25,966,050
Carrie W. Teffner	60,146,868	2,193,403	186,715	25,966,050
Kathy P. Vrabeck	59,488,830	2,852,130	186,026	25,966,050
Lawrence S. Zilavy	58,321,403	4,010,731	194,852	25,966,050
2. The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,453,159	7,754,697	319,130	25,966,050
3. The Company's stockholders approved, by the following vote, the GameStop Corp. 2019 Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,001,629	7,280,629	244,728	25,966,050
4. The Company’s stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2020, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,701,828	2,050,754	740,454	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 27, 2019	By:	/s/ James A. Bell
Name: James A. Bell Title: Executive Vice President and Chief Financial Officer